    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 10, 1997
                                                     Registration No. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 -----------

                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                 -----------

                               D.R. HORTON, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                              75-2386963
    (STATE OR OTHER JURISDICTION OF               (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)             IDENTIFICATION NUMBER)

                                                  CHARLES N. WARREN
                                                SENIOR VICE PRESIDENT
                                                 AND GENERAL COUNSEL
                                           1901 ASCENSION BLVD., SUITE 100
                                               ARLINGTON, TEXAS 76006
                                                   (817) 856-8200
    1901 ASCENSION BLVD., SUITE 100      (NAME, ADDRESS, INCLUDING ZIP CODE,
        ARLINGTON, TEXAS 76006                           AND
            (817) 856-8200             TELEPHONE NUMBER, INCLUDING AREA CODE,
   (ADDRESS, INCLUDING ZIP CODE, AND            OF AGENT FOR SERVICE)
               TELEPHONE
    NUMBER, INCLUDING AREA CODE, OF
             REGISTRANT'S
     PRINCIPAL EXECUTIVE OFFICES)

                         COPIES OF COMMUNICATIONS TO:

        IRWIN F. SENTILLES, III                   DANIEL J. ZUBKOFF
      GIBSON, DUNN & CRUTCHER LLP              CAHILL GORDON & REINDEL
     1717 MAIN STREET, SUITE 5400                EIGHTY PINE STREET
          DALLAS, TEXAS 75201                 NEW YORK, NEW YORK 10005
            (214) 698-3100                         (212) 701-3000

                                 -----------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

                                 -----------

  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] File No. 333-21183

                                 -----------

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

                                 -----------

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE

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
                                                          PROPOSED
                                          PROPOSED        MAXIMUM
 TITLE OF EACH CLASS OF    NUMBER OF       MAXIMUM       AGGREGATE
    SECURITIES TO BE     SHARES TO BE  OFFERING PRICE  OFFERING PRICE    AMOUNT OF
       REGISTERED        REGISTERED(1) PER SHARE(2)(3)     (2)(3)     REGISTRATION FEE
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
Common Stock, par value
 $.01 per share.........    115,000        $11.50        $1,322,500         $401
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
(1) Includes 15,000 shares of Common Stock which the Underwriters have the option to purchase from the Company to cover over-allotments, if any.
(2) Estimated solely for purposes of calculating the registration fee.
(3) Based on the average of the high and low prices of the Common Stock as reported on the New York Stock Exchange Composite Tape on March 6, 1997.


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

INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON FORM S-3 FILE NO. 333-
                                     21183

  D.R. Horton, Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (File No. 333-21183), as to which Post-Effective Amendment No. 1 was declared effective on March 10, 1997 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ARLINGTON, STATE OF TEXAS, ON MARCH 10, 1997.

                                          D.R. Horton, Inc.

                                          By:    /s/ Donald R. Horton
                                            -----------------------------------
                                            Donald R. Horton
                                            Chairman of the Board and
                                            President

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

              SIGNATURE                        TITLE                 DATE

          Donald R. Horton             Chairman of the          March 10, 1997
-------------------------------------   Board and President
          DONALD R. HORTON              (Principal
                                        Executive Officer)

          Richard Beckwitt*            Director                 March 10, 1997
-------------------------------------
          RICHARD BECKWITT

         Richard I. Galland*           Director                 March 10, 1997
-------------------------------------
         RICHARD I. GALLAND

         Richard L. Horton*            Director                 March 10, 1997
-------------------------------------
          RICHARD L. HORTON

         Terrill J. Horton*            Director                 March 10, 1997
-------------------------------------
          TERRILL J. HORTON

        /s/ David J. Keller*           Treasurer, Chief         March 10, 1997
-------------------------------------   Financial Officer
           DAVID J. KELLER              and Director
                                        (Principal
                                        Accounting and
                                        Financial Officer)

              SIGNATURE                         TITLE                DATE

                                        Director
-------------------------------------
          FRANCINE I. NEFF

           Scott J. Stone*              Director                March 10, 1997
-------------------------------------
           SCOTT J. STONE

         Donald J. Tomnitz*             Director                March 10, 1997
-------------------------------------
          DONALD J. TOMNITZ

*By: /s/ Donald R. Horton
  ----------------------------------
          DONALD R. HORTON
          ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

 EXHIBIT                                                      SEQUENTIALLY
 NUMBER                       EXHIBITS                        NUMBERED PAGE
 -------                      --------                        -------------
  5.1    --Opinion of Gibson, Dunn & Crutcher LLP, Dallas,
          Texas, as to the validity of the shares of Common
          Stock being registered
 23.1    --Consent of Gibson, Dunn & Crutcher LLP, Dallas,
          Texas (See Exhibit 5.1)
 23.2    --Consent of Ernst & Young LLP, Fort Worth, Texas
 24.1    --Powers of Attorney (incorporated by reference to
          Registration Statement
          on Form S-3, File No. 333-21183)